UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 14, 2005
Date of Report (Date of earliest event reported)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32423 (Commission File Number)	02-0733940 (I.R.S. Employer Identification No.)
406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-23.1: CONSENT
EX-99.1: SELECTED FINANCIAL DATA AND FINANCIAL STATEMENTS
EX-99.2: FINANCIAL STATEMENTS

Item 2.02 Results of Operations and Financial Condition.
On April 14, 2005, the registrant’s Colorado mining subsidiary NatCoal LLC and related trucking subsidiary GTTC LLC (collectively, “NKC”) sold substantially all of their assets as previously reported on the registrant’s current report on Form 8-K filed on April 15, 2005 and Form 8-K/A filed on April 21, 2005. The registrant is filing this current report on Form 8-K to reissue its financial statements for the years ended December 31, 2002, 2003 and 2004 and for the three months ended March 31, 2005, to reflect the reclassification of NKC’s results of operations as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“FAS 144”).
The following information is presented in this current report on Form 8-K (the “Form 8-K”) to reflect the reclassification of NKC as discontinued operations:
▪ Selected Financial Data for the five years ended December 31, 2004, that were originally filed as Part II, Item 6 of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”);
▪ Financial Statements and Supplementary Data for the years ended December 31, 2002, 2003 and 2004, that were originally filed in Part II, Item 8 of the Form 10-K;
▪ Financial Statements and Supplementary Data for the three months ended March 31, 2005, that were originally filed as Part I, Item 1 of the registrant’s quarterly report on Form 10-Q for the three-month period ended March 31, 2005 (the “Form 10-Q”).
Other than the changes reflected in these items, this Form 8-K does not modify or update the disclosures in the Form 10-K or in the Form 10-Q in any way. The registrant intends for the information provided pursuant to this Item 2.02 and Item 9.01 to be deemed filed and incorporated by reference into its filings with the SEC.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected Financial Data and Financial Statements and Supplementary Data of the 10-K.

99.2	Financial Statements and Supplementary Data of the 10-Q.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

October 14, 2005	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

Exhibit Index
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Selected Financial Data and Financial Statements and Supplementary Data of the 10-K.

99.2	Financial Statements and Supplementary Data of the 10-Q.